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                                                                   EXHIBIT 10.15
                      ASSIGNMENT AND CONSENT AGREEMENT


STATE OF MISSISSIPPI    )
                        )       KNOW ALL PERSONS BY THESE PRESENTS THAT:
COUNTY OF MADISON       )


         This ASSIGNMENT AND CONSENT AGREEMENT (the "Assignment") is made as of the 28th day of August, 1996, by and between UNR INDUSTRIES, INC., UNR - LEAVITT DIVISION, a Delaware corporation (herein called "Assignor") and LEAVITT TUBE COMPANY, INC., a Delaware corporation and wholly owned subsidiary of Chase Brass Industries, Inc. (herein called "Assignee").

                              W I T N E S S E T H:

         WHEREAS, Assignor has entered into that certain Lease Agreement dated October 14, 1988 (herein called the "Lease"), between Assignor, as lessee, and Madison County Economic Development Authority (formerly known as Industrial Development Authority of Madison County), an agency of Madison County, Mississippi, as lessor (herein called "Lessor"), whereby Assignor leased that certain real property and improvements located in Madison County, Mississippi, as further described on Exhibit "A" attached hereto and incorporated herein for all purposes (the "Premises"); and

         WHEREAS, pursuant to the terms of that certain Sale and Purchase Agreement dated May 15, 1996 (the "Agreement"), by and among Chase Brass Industries, Inc., a Delaware corporation, UNR Industries, Inc., a Delaware corporation and Leavitt Structural Tubing Co., a Delaware corporation, Assignor now desires to assign the Lease to Assignee, and Assignee desires to accept such assignment.

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby ASSIGN, TRANSFER, SET OVER, CONVEY AND DELIVER unto Assignee, its successors and assigns, all of the rights, powers, privileges and interests of Assignor in and to the Lease, upon the following terms and conditions:

         1. Assignee accepts this assignment and expressly assumes and agrees to perform and fulfill all the terms, covenants, conditions and obligations required by Assignor as lessee under the Lease, including, without limitation, the making of all payments due to or payable on behalf of Lessor when due and payable, to the extent that such payments, liabilities and obligations relate to periods on or after the effective date hereof.

         2. This Assignment shall become effective upon the later of (i) August 30, 1996, or (ii) the date that the closing contemplated under the Agreement occurs.

         3. This Assignment shall be binding on and inure to the benefit of the parties hereto and their successors and assigns.
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         4.      This Assignment may be executed in a number of identical
counterparts, each of which for all purposes is to be deemed an original, and all of which constitute collectively, one Assignment; but in making proof of this Assignment, it shall not be necessary to produce or account for more than one such counterpart.

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         IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

                                        ASSIGNOR:

                                        UNR INDUSTRIES, INC.,
                                        UNR - LEAVITT DIVISION,
                                        a Delaware corporation


                                        By: /s/ T.H. Gildehaus
                                          ------------------------------------
                                        Thomas A. Gildehaus
                                        President and Chief Executive Officer


                                        ASSIGNEE:


                                        LEAVITT TUBE COMPANY, INC.,
                                        a Delaware corporation

                                        By: /s/ Martin V. Alonzo
                                          -----------------------------------
                                        Martin V. Alonzo
                                        Chief Executive Officer and Vice
                                        President




STATE OF ILLINOIS     )
                      )
COUNTY OF COOK        )

         PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for the said county and state, on this 30th day of August, 1996, within my jurisdiction, the within named Thomas A. Gildehaus, who acknowledged that he is the President and Chief Executive Officer of UNR INDUSTRIES, INC., UNR - LEAVITT DIVISION, a Delaware corporation, and that for and on behalf of the said corporation, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.



                                        /s/ Dolores Hall
                                        -------------------------------------
                                        Notary Public
                                        Printed Name:    Dolores Hall
                                                    -------------------------
                                        My Commission Expires:  10/16/98
                                                             ----------------





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STATE OF ILLINOIS    )
                     )
COUNTY OF COOK       )

         PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for the said county and state, on this 30th day of August, 1996, within my jurisdiction, the within named Martin V. Alonzo, who acknowledged that he is the Chief Executive Officer and Vice President of LEAVITT TUBE COMPANY, INC., a Delaware corporation, and that for and on behalf of the said corporation, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.


                                            /s/ Adrienne Martycz
                                            ----------------------------------
                                            Notary Public
                                            Printed Name:  Adrienne Martycz
                                                        ----------------------
                                            My Commission Expires:  3/2/97
                                                                 -------------


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                               CONSENT OF LESSOR

         The undersigned is the Lessor in the Lease described in this Assignment. Lessor hereby consents to the assignment of the Lease to LEAVITT TUBE COMPANY, INC., a Delaware corporation, upon the terms and conditions described above and waives no rights under the terms of the Lease as to the Assignor or the Assignee.

         IN WITNESS WHEREOF, the Lessor has executed this Assignment as of the 28th day of August, 1996.

                                        LESSOR:

                                        MADISON COUNTY ECONOMIC
                                        DEVELOPMENT AUTHORITY


                                        By:  /s/ Steve Vassallo
                                          -----------------------------------
                                             Steve Vassallo
                                             President

STATE OF MISSISSIPPI      )
                          )
COUNTY OF MADISON         )

         PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for the said county and state, on this 28th day of August, 1996, within my jurisdiction, the within named Steve Vassallo, who acknowledged that he is the President of MADISON COUNTY ECONOMIC DEVELOPMENT AUTHORITY, an authority organized under the laws of the State of Mississippi, and that for and on behalf of the said authority, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said authority so to do.

                                        /s/ Joy Foy
                                        --------------------------------------
                                        Notary Public
                                        Printed Name:  Joy Foy
                                                     -------------------------
                                        My Commission Expires:  3/2/97
                                                             -----------------

Prepared by:

Glenn E. Airola, Esq.
Winstead Sechrest & Minick P.C.
910 Travis St., Suite 1700
Houston, Texas  77002
(713) 951-3896






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                                  EXHIBIT "A"

                                  THE PREMISES


                              INDEXING INSTRUCTION

                 The property described in this instrument is located in the SE 1/4 of Section 21, Township 8 North, Range 2 East, in Madison County, Mississippi.


Commence at the Northeast corner of the West One-Half (W 1/2) of the Northeast One-Quarter (NE 1/4) of the Southwest One-Quarter (SW 1/4) of Section 22, Township 8 North, Range 2 East, Madison County, Mississippi and run West 2043.34 feet; run thence South 724.91 feet to the Northeast corner of the Industrial Development Authority of Madison County property; run thence South 89 degrees 32 minutes 02 seconds West, along the Northern boundary of said Industrial Development Authority property, 1350.08 feet to a point on the West right-of-way of a public road and also the Southeast corner of the Debeukelaer Corporation tract. Said point being the Point of Beginning of the following described tract.

From the Point of Beginning run thence South 89 degrees 32 minutes 02 seconds West along the Southern boundary of the Debeukelaer Corporation tract, 1151.72 feet to a point on the East right-of-way of Interstate Highway 55; run thence South 29 degrees 03 minutes 50 seconds West along the East right-of-way of Interstate Highway 55, 121.03 feet; run thence South 01 degrees 12 minutes 51 seconds East leaving said right-of-way, 369.50 feet to a point in the center of a drainage ditch; run thence South 73 degrees 30 minutes 48 seconds East along the centerline of said drainage ditch, 180.40 feet; run thence North 89 degrees 40 minutes 26 seconds East along the centerline of said drainage ditch, 630.69 feet; run thence South 61 degrees 48 minutes 19 seconds East along the centerline of said drainage ditch, 99.66 feet; run thence South 57 degrees 51 minutes 46 seconds East along the centerline of said drainage ditch, 83.67 feet; run thence North 89 degrees 22 minutes 53 seconds East leaving said drainage ditch 247.02 feet to a point on the West right-of-way of a public road; run thence North 00 degrees 37 minutes 07 seconds West along the West right-of-way of said public road 621.15 feet to the Point of Beginning, a parcel situated in the SE 1/4 of Section 21, Township 8 North, Range 2 East, Madison County, Mississippi, containing 15.18 acres, more or less.